RESTRICTED CASH	12 Months Ended
Dec. 31, 2012
Cash and Cash Equivalents [Abstract]
Restricted Cash Disclosue [Text Block]
10.	RESTRICTED CASH

Restricted cash includes $0.2 million collateral held against letters of credit. Cash collateral is held at a rate of 105% of letters of credit. These letters of credit were recognized under the former ABL Facility in effect prior to the CCAA proceedings, but are not presently recognized in the calculation of the available balance under the new ABL Facility. Restricted cash also includes $0.5 million cash held in trust pending the outcome of an arbitration case.